MARGO CARIBE, INC.

6.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK
(LIQUIDATION PREFERENCE $250.00 PER SHARE)

EXCHANGE AGREEMENT

DATED AS OF MAY 25, 2007

i

EXCHANGE AGREEMENT dated as of May 25, 2007, between MARGO CARIBE, INC, a Puerto Rico corporation (the “Company”), and Michael J. Spector and Margaret D. Spector (the “Spectors”).

WHEREAS, the Company has approximately $7,000,000 in outstanding indebtedness with the Spectors (the “Indebtedness”);

WHEREAS, the parties have agreed to exchange the approximately $3,900,000 aggregate principal amount of indebtedness (the “Exchanged Indebtedness”) into 15,600 shares of the Company’s newly issued 6.5% Cumulative Convertible Preferred Stock (Liquidation Preference $250.00 per share) (the “Securities”);

NOW THEREFORE, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined below) of the:

ARTICLE 1

DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.1.   DEFINITIONS

“Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Agreement” means this Agreement as amended or supplemented from time to time.

“Board of Directors” means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

“Business Day” means any day that is not a Legal Holiday, as defined in Section 6.4 hereof.

“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.

“Company” means the party named as such in this Agreement until a successor replaces it and, thereafter, includes the successor.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect.

“GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Authority” shall mean any nation or government, any state, commonwealth or other political subdivision or instrumentality thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” or “Securityholder” means the person in whose name a Security is registered on the Registrar’s books.

“Lien” means any mortgage, pledge, security interest, conditional sale or other title retention agreement or other similar lien.

“Market Price” shall have the meaning set forth in the Certificate of Designation.

“Material Adverse Effect” shall mean a material adverse effect with respect to (a) the business, operations or financial condition of the Company, (b) the ability of the Company to pay and perform its obligations hereunder and under the Securities, or (c) the validity or enforceability of this Agreement or the Securities or the rights and remedies of the Holders hereunder or thereunder.

“Material Amount” means, at any time, ten percent (10%) of the Company’s consolidated stockholders’ equity, as set forth in the most recent annual or quarterly financial statements of the Company delivered to the Holders.

“Officer” means the Chairman of the Board, the President, any Vice President or the Secretary of the Company.

“Officers’ Certificate” means a certificate signed by an Officer.

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Holders. The counsel may be an employee of or counsel to the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Requirements of Law” shall mean, as to any Person, the Articles or Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, any law, treaty, rule or regulation, and any final and binding determination of an arbitrator or determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Subsidiary” means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

SECTION 1.2.   RULES OF CONSTRUCTION Unless the context otherwise requires:

(1)	a term has the meaning assigned to it;

(2)	an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(3)	“or” is not exclusive;

(4)	“including” means including, without limitation; and

(5)	words in the singular include the plural and words in the plural include the singular.

ARTICLE 2

EXCHANGE OF INDEBTEDNESS FOR SECURITIES;
TERMS OF THE SECURITIES

SECTION 2.1.   EXCHANGE OF INDEBTEDNESS FOR SECURITIES. On the closing dated of the exchange, which shall be a date mutually agreed by the parties after the satisfaction of the condition set forth in Section 5.1, the Company shall issue and deliver the Securities to the Spectors. Effective on such closing date, the obligations of the Company with respect to Exchanged Indebtedness shall terminate and cease to have any force and effect.

SECTION 2.2.   TERMS OF THE SECURITIES. On or prior to the closing date of the exchange, the Company shall file with the Department of State of Puerto Rico a Certificate of Designation in the Form of Exhibit A (the “Certificate of Designation”) creating the series of preferred stock constituting the Securities. The terms of Exhibit A, including the definitions contained therein, are incorporated herein by reference as if fully set forth herein.

The Securities shall be substantially in the form of Exhibit B, which is hereby incorporated in and expressly made a part of this Agreement. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its issuance.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to the Spectors to enter into this Agreement, the Company represents and warrants to the Spectors that:

SECTION 3.1.   CORPORATE EXISTENCE; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. The Company (a) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Puerto Rico and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (b) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a Material Adverse Effect.

SECTION 3.2.   CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Company has the corporate power and authority to execute, deliver and perform this Agreement and the Securities and has taken all necessary corporate actions to authorize such execution, delivery and performance. This Agreement and the Securities, when issued, have been or will have been duly executed and delivered on behalf of the Company and constitute or will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by general principles of equity.

SECTION 3.3.   NO LEGAL OR CONTRACTUAL BAR. The execution, delivery and performance of this Agreement and the Securities, including the use of the proceeds of the Securities, do not and will not (a) violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries, (b) require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person, other than the filing with the Secretary of State of the Commonwealth of Puerto Rico of a certified copy of the resolution of the Board of Directors approving the issuance of the Securities and the terms of this Agreement, or (c) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

SECTION 3.4.   NO MATERIAL LITIGATION. Except as set forth on Schedule 3.4, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries, or against any of the Company’s or any such Subsidiary’s properties or revenues that, if adversely determined, could alone, or with any other litigation, investigation or proceeding, affect the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, in excess of a Material Amount or could have a Material Adverse Effect.

SECTION 3.5.   TAXES. The Company and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their property other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which the Company or such Subsidiary has established adequate reserves in conformance with GAAP.

SECTION 3.6.   INVESTMENT COMPANY ACT. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not controlled by any “investment company”.

SECTION 3.7.   USE OF PROCEEDS. The proceeds of the Indebtedness were used by the Company for its general corporate purposes, including to finance its general working capital needs.

SECTION 3.8.   SOLVENCY. The Company is able to pay its debts as they mature. The aggregate estimated fair market value of the Company’s assets is greater than the Company’s liabilities (including contingent, subordinated, unmatured and unliquidated liabilities and any and all obligations hereunder and under the Securities), respectively. The Company has capital sufficient to carry on the business and transactions in which it is engaged and all business and transactions in which it proposes to engage.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE SPECTORS

SECTION 4.1.   PURCHASE FOR INVESTMENT; ACCREDITED INVESTOR.

(a)    The Spectors are purchasing the Securities for their own account and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act, provided that the Spectors have the right to dispose of the Securities, or any part thereof, if they deem it advisable to do so, either pursuant to a registration of the Securities under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act. The Spectors understand that the Securities have not been registered under the Securities Act, the Puerto Rico Uniform Securities Act (“PRUSA”), or any other state or Commonwealth securities or blue sky laws and they understand and agree that the Securities may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available thereunder.

(b)    The Spectors are “accredited investors” as defined in Rule 501 of Regulation D.

(c)    The Spectors acknowledge that the Securities have not been registered under the Securities Act and may not be sold except as permitted below.

(d)    The Spectors understand and agree that the Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that (A) if they decide to resell, pledge or otherwise transfer any Securities on which the legend set forth below appears, such Securities may be resold, pledged or transferred only (i) to the Company or a Subsidiary thereof, (ii) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act (if available), (iii) so long as the Securities are eligible for resale pursuant to Rule 144A, to a person whom the Spectors reasonably believe is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iv) to an “Non U.S. Person” in an “offshore transaction” pursuant to Regulation S under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act to an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account, or for the account of such an “accredited investor,” for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (vi) pursuant to another available exemption from registration under the Securities Act, subject, in the case of clauses (v) or (vi), to the receipt by the Company of an Opinion of Counsel or such other evidence acceptable to the Company that such resale, pledge or transfer is exempt from the registration requirements of the Securities Act, or (vii) pursuant to an effective registration statement, and that (B) the Spectors will, and each subsequent purchaser of the Securities is required to, notify any purchaser of any Securities of the resale restrictions referred to in (c) above and to deliver to the transferee (other than a qualified institutional buyer) prior to sale a copy of the transfer restrictions hereinafter set forth (copies of which may be obtained from the Company). The Spectors understand that transfers of the Securities will be registered only if Securities are transferred in accordance with such transfer restrictions;

(e)    The Spectors understand that the certificates evidencing Securities sold pursuant to the exemption from registration under the Securities Act contained in Regulation will, unless otherwise agreed by the Company, bear a legend substantially to the following effect:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE PUERTO RICO UNIFORM SECURITIES ACT OR ANY OTHER STATE OR COMMONWEALTH OF PUERTO RICO SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF MARGO CARIBE, INC. THAT (A) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO MARGO CARIBE, INC. OR A SUBSIDIARY THEREOF, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) TO A “NON U.S. PERSON” IN AN “OFFSHORE TRANSACTION” PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (5) OR (6), TO THE RECEIPT BY MARGO CARIBE, INC. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO MARGO CARIBE, INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (7) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO IN THE CERTIFICATE OF DESIGNATION FOR THE SECURITIES AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM MARGO CARIBE, INC.).

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

(f)    The Spectors (i) are able to fend for themselves in the transactions contemplated by this Agreement; (ii) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; (iii) have the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and (iv) may be required to bear the financial risks of this investment for an indefinite period of time;

(g)    It is understood that, in making certain of the representations set forth in this Agreement, the Company is relying, to the extent applicable, upon your representations set forth in this Section 4.1; and

(h)    The Spectors have consulted with their own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent they have deemed necessary, (ii) they have had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Company concerning its financial condition and results of operations and any other matter relevant to the purchase of the Securities, and any such questions have been answered to their satisfaction, (iii) they have had the opportunity to review all publicly available records and filings concerning the Company and its Subsidiaries and you have carefully reviewed such records and filings as they considered relevant to making an investment decision, and (iv) they have made their own investment decisions based upon their own judgment, due diligence and advice from such advisers as they have deemed necessary and not upon any view expressed by the Company.

SECTION 4.2.   TRANSFEREES. Any transferee of the Securities shall, by its acceptance of such Securities, be deemed to have made the same representations regarding the purchase of the Securities as the Spectors made pursuant to Section 4.1, above.

ARTICLE 5

CONDITIONS PRECEDENT

SECTION 5.1.  CONDITIONS PRECEDENT. It shall be a condition precedent to the exchange of the Exchanged Indebtedness for the Securities that the Spectors shall have received the following documents and that the following conditions shall have been satisfied:

(a)    a certified copy of the resolution of the Board of Directors of the Company approving the execution, delivery and performance of this Agreement and the Securities and the transactions contemplated herein and therein;

(b)    a certificate of an Officer certifying the names and true signatures of the Officers of the Company authorized to sign this Agreement and the Securities and the other documents required to be executed and delivered hereunder, in each case dated as of the date of exchange;

(c)    a copy, stamped as filed with the Department of State of Puerto Rico, of the Certificate of Designation in the form of Exhibit A;

(d)    a copy of the By-laws of the Company, certified by an Officer of the Company as of the date of exchange, as being accurate and complete;

(e)    an Officer’s Certificate of the Company confirming compliance with the covenants and confirming the accuracy of the representations set forth herein as of the date of exchange;

(f)    evidence satisfactory to the Spectors that all acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and the Securities and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws;

(g)    such other documents or legal opinions as the Spectors or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Spectors;

(h)    all documentation, including documentation for corporate and legal proceedings in connection with the transactions contemplated by this Agreement and the Securities, shall be reasonably satisfactory in form and substance to the Spectors and its counsel;

(i)    the Company shall have paid all fees required to have been paid under this Agreement and the Securities;

(j)    no default or Event of Default shall have occurred and be continuing;

ARTICLE 6

MISCELLANEOUS

SECTION 6.1.   NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

If to the Company:

Margo Caribe, Inc.
ROAD 690 KILOMETER 5 8
VEGA ALTA PR 00692

Attention: Alison Witkovich

Telephone: (787) 883-2570
Telecopier: (787) 787-883-3244

If to the Spectors:

Telephone: (787)
Telecopier: (787)

The Company or the Spectors by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 6.2.   STATEMENTS OR OPINION. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Agreement shall include:

(1)	a statement that the person making such certificate or opinion has read such covenant or condition;

(2)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)
a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)	a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

SECTION 6.3.   WHEN TREASURY SECURITIES DISREGARDED. In determining whether the Holders of the required principal amount of Securities have concurred in any waiver or consent, Securities owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 6.4.   LEGAL HOLIDAYS. A “Legal Holiday” is a Saturday, a Sunday or a day on which banking institutions are not normally open in the Commonwealth of Puerto Rico. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

SECTION 6.5.   GOVERNING LAW. This Agreement and the Securities shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 6.6.   SUCCESSORS. All agreements of the Company in this Agreement and the Securities shall bind its successors.

SECTION 6.7.   MULTIPLE ORIGINALS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

SECTION 6.8.   TABLE OF CONTENTS; HEADINGS. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 6.9.   SURVIVAL OF CERTAIN PROVISIONS. The provisions set forth in Articles 1, 3, 4 and 6 shall survive the redemption or conversion of the Securities. All other covenants and provisions of the Agreement shall expire upon redemption or conversion of all the Securities, provided that rights or causes of action accrued prior to such payment or conversion shall survive.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

MARGO CARIBE, INC.

By:	/s/ Alison Witkovich
Name:	Alison Witkovich
Title:	Vice President and Chief Financial Officer

/s/ Michael J. Spector
Michael J. Spector

/s/ Margaret D. Spector
Margaret D. Spector